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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report  (Date of earliest event reported)   August 24, 2000
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                           Color Spot Nurseries, Inc.
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               (Exact name of Registrant as specified in charter)

                                    Delaware
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                 (State or other jurisdiction of incorporation)

               001-12063                                68-0363266
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       (Commission File Number)             (IRS Employee Identification No.)

 3478 Buskirk Avenue, Pleasant Hill, California                      94523
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      (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code       (925) 934-4443
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.


         The Registrant informed Fleet Capital Corporation, as agent (the "Agent") under the Loan and Security Agreement dated as of October 15, 1998 (the "Loan Agreement"), that it is in default of the financial covenants under the Loan Agreement for the fiscal quarter ended June 30, 2000. The banks have waived this default under the Loan Agreement.

         The primary cause of the violation of the financial covenants is a cash flow deficit caused by a shortfall in net revenue for the quarter ended June 30, 2000 of approximately $17 million. The Registrant's sales for the June 30, 2000 year-end were $210 million, up 2% over the prior year, with an EBITDA of approximately $15 million, down from $25 million the previous year. Performance during the year was impacted by a combination of under-performing facilities, inefficiencies driven by changes in the level and mix of the production plan and cost structure expansions related to further decentralization. The inefficiencies were evident in materials and labor impacting gross margins and the impact of further decentralization became evident in selling, general and administrative expenses. The inefficiencies resulted in a decline in gross margin to approximately 40% for the year ended June 30, 2000, down from 45% during the last year.

         Boligala C. Raju, the Registrant's President, has resigned from the Registrant effective as of July 25, 2000. In connection with such resignation, Mr. Raju also resigned as a member of the Registrant's Board of Directors.

ITEM 8.  CHANGE IN FISCAL YEAR.

         On August 24, 2000, the Registrant's Board of Directors adopted a resolution providing for a change of its fiscal year end from June 30 to December 31. The Registrant intends to file a Transition Report on Form 10-K covering the transition period from July 1, 2000 to December 31, 2000 by March 31, 2001. Registrant will also file an Annual Report on Form 10-K for the fiscal year ended June 30, 2000 by September 29, 2000.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Color Spot Nurseries, Inc.
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                                                  (Registrant)

  Date: August 30, 2000          By: /s/ JOSEPH P. O'NEILL
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                                     Joseph P. O'Neill
                                     Executive Vice President,  Chief Financial
                                     Officer and Secretary